Summary of Significant Accounting Policies	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009 Ergotron, Inc	Dec. 31, 2008 Ergotron, Inc
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

4.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Policies and Use of Estimates

The preparation of these consolidated financial statements in conformity with U.S. generally accepted accounting principles involves estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expense during the reporting periods. Certain of the Company’s accounting policies require the application of judgment in selecting the appropriate assumptions for calculating financial estimates. By their nature, these judgments are subject to an inherent degree of uncertainty. The Company periodically evaluates the judgments and estimates used for its critical accounting policies to ensure that such judgments and estimates are reasonable for its interim and year-end reporting requirements. These judgments and estimates are based on the Company’s historical experience, current trends and information available from other sources, as appropriate. If different conditions result from those assumptions used in the Company’s judgments, the results could be materially different from the Company’s estimates.

Recognition of Sales and Related Costs, Incentives and Allowances

The Company recognizes sales upon the shipment of its products, net of applicable provisions for discounts and allowances. Allowances for cash discounts, volume rebates and other customer incentive programs, as well as gross customer returns, among others, are recorded as a reduction of sales at the time of sale based upon the estimated future outcome. Cash discounts, volume rebates, and other customer incentive programs are based upon certain percentages agreed to with the Company’s various customers, which are typically earned by the customer over an annual period. The Company records periodic estimates for these amounts based upon the historical results to date, estimated future results through the end of the contract period and the contractual provisions of the customer agreements. For calendar year customer agreements, the Company is able to adjust its periodic estimates to actual amounts as of December 31 each year based upon the contractual provisions of the customer agreements. For those customers who have agreements that are not on a calendar year cycle, the Company records estimates at December 31 consistent with the above described methodology. Customers are generally not required to provide collateral for purchases. Customer returns are recorded on an actual basis throughout the year and also include an estimate at the end of each reporting period for future customer returns related to sales recorded prior to the end of the period. The Company generally estimates customer returns based upon the time lag that historically occurs between the date of the sale and the date of the return while also factoring in any new business conditions that might impact the historical analysis, such as new product introduction. The Company also provides for its estimate of warranty, bad debts and shipping costs at the time of sale. Shipping and warranty costs are included in cost of products sold. Bad debt provisions are included in selling, general and administrative expense, net. The amounts recorded are generally based upon historically derived percentages while also factoring in any new business conditions that might impact the historical analysis, such as new product introduction for warranty and bankruptcies of particular customers for bad debts.

Cash and Cash Equivalents

Cash equivalents consist of short-term highly liquid investments with original maturities of three months or less which are readily convertible into cash.

The Company has classified as restricted in the accompanying consolidated balance sheet certain cash and cash equivalents that are not fully available for use in its operations. At December 31, 2010, the Company had approximately $2.5 million of cash and cash equivalents (of which approximately $2.4 million is included in long-term assets) pledged as collateral or held in pension trusts for certain debt, insurance, employee benefits and other requirements. At December 31, 2009, the Company had approximately $3.7 million of cash and cash equivalents (of which approximately $2.4 million is included in long-term assets) pledged as collateral or held in pension trusts for certain debt, insurance, employee benefits and other requirements.

Fair Value

The Company’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy in accordance with ASC 820, Fair Value Measurements and Disclosures. The levels of the fair value hierarchy are described below:

•	Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

•	Level 2 inputs utilize inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•	Level 3 inputs are unobservable inputs for the asset or liability, allowing for situations where there is little, if any, market activity for the asset or liability.

Measured on a Recurring Basis

Restricted Investments and Marketable Securities (Level 1) — The fair value of investments is based on quoted market prices. The fair value of investments was not materially different from their cost basis at December 31, 2010 or 2009.

Measured on a Non-Recurring Basis

During the 2009 Predecessor Period, the Technology Products (“TECH”) reporting unit goodwill was written down to its implied fair value of approximately $68.9 million. This resulted in a non-cash goodwill impairment charge of approximately $284.0 million, which was included in the consolidated statement of operations for the 2009 Predecessor Period.

The TECH reporting unit’s assets itemized below were measured at fair value on a non-recurring basis during the 2009 Predecessor Period using a combination of the DCF Approach and the EBITDA Multiple Approach:

Significant
		Quoted Prices in	Other	Significant
		Active Markets for	Observable	Unobservable	Total
	Fair Value	Identical Assets	Inputs	Inputs	Impaired
	Measurement	(“Level 1”)	(“Level 2”)	(“Level 3”)	Losses
(Amounts in millions)

Goodwill	$68.9	$—	$—	$68.9	$284.0

In addition to goodwill noted above, the Company recorded certain other assets and liabilities at fair value on a non-recurring basis due to the effects of fresh-start accounting. These non-recurring fair value measurements were primarily determined using unobservable inputs and as such, these fair value measurements are classified within Level 3 of the fair value hierarchy. For further information on assets and liabilities measured at fair value on a non-recurring basis, see “Goodwill and Intangible Assets” of this note, along with Note 3, “Fresh-Start Accounting”.

Financial Instruments Not Recorded at Fair Value

The carrying value and fair values of financial instruments not recorded at fair value in the condensed consolidated balance sheets as of December 31, 2010 and 2009 were as follows:

Cash and Trade Receivables  — Cash and trade receivables are carried at their cost which approximates fair value because of their short-term nature.

Long-Term Debt  — At December 31, 2010, the fair value of the Company’s long-term indebtedness was approximately $57.1 million higher than the amount on the Company’s accompanying consolidated balance sheet, before unamortized discount of approximately $2.0 million. At December 31, 2009, the fair value of the Company’s long-term indebtedness was approximately equal to the amount on the accompanying consolidated balance sheet. The fair values of the Company’s long-term obligations are determined using available market quotes.

Inventories

Inventories in the accompanying December 31, 2010 consolidated balance sheet are valued at the lower of cost or market, while inventories in the accompanying December 31, 2009 consolidated balance sheet reflect adjustments related to fresh-start accounting as discussed previously in Note 3, “Fresh-Start Accounting (Restated)”.

At December 31, 2010, approximately $97.8 million of the Company’s total inventories were valued on the last-in, first-out method (“LIFO”) of accounting. Under the first-in, first-out method (“FIFO”), such inventories would have been approximately $5.8 million lower at December 31, 2010. At December 31, 2009, approximately $99.6 million of the Company’s total inventories were valued under LIFO. Under FIFO, such inventories would have been approximately $1.5 million lower at December 31, 2009. All other inventories were valued under the FIFO method.

In connection with both LIFO and FIFO inventories, the Company will record provisions, as appropriate, to write-down obsolete and excess inventory to estimated net realizable value. The process for evaluating obsolete and excess inventory often requires the Company to make subjective judgments and estimates concerning future sales levels, quantities and prices at which such inventory will be able to be sold in the normal course of business. Accelerating the disposal process or incorrect estimates of future sales potential may cause the actual results to differ from the estimates at the time such inventory is disposed or sold.

Purchase price allocated to the fair value of inventory is amortized over the estimated period in which the inventory will be sold.

Depreciation and Amortization

Depreciation and amortization of property and equipment, including capital leases, is provided on a straight-line basis over their estimated useful lives, which are generally as follows:

Buildings and improvements	3-46 years
Machinery and equipment, including leases	1-17 years
Leasehold improvements	Shorter of the term of lease or the estimated useful life

Expenditures for maintenance and repairs are expensed when incurred. Expenditures for renewals and betterments are capitalized. When assets are sold, or otherwise disposed, the cost and related accumulated depreciation are eliminated and the resulting gain or loss is recognized.

Goodwill and Intangible Assets

The following table presents a summary of the activity in goodwill by reporting segment for the year ended December 31, 2010 (“2010”), the 2009 Successor Period and the 2009 Predecessor Period:

	Predecessor						Successor
	Dec. 31,	Impair	Purchase	Translation	Dec. 19,	Fresh	Dec. 31,	Purchase	Dec. 31,
	2008	-ments	Accounting(1)	Adjustments	2009	Start(2)	2009	Accounting(1)	2010
	(Amounts in millions)

Residential Ventilation Products (“RVP”):
Gross goodwill	$785.0	$—	$—	$0.6	$785.6	$(630.8)	$154.8	$—	$154.8
Impairment losses	(444.0)	—	—	—	(444.0)	444.0	—	—	—

Net RVP goodwill	341.0	—	—	0.6	341.6	(186.8)	154.8	—	154.8

Technology Products (“TECH”):
Gross goodwill	428.4	—	1.3	0.2	429.9	(429.9)	—	137.3	137.3
Impairment losses	(77.0)	(284.0)	—	—	(361.0)	361.0	—	—	—

Net TECH goodwill	351.4	(284.0)	1.3	0.2	68.9	(68.9)	—	137.3	137.3

Residential HVAC Products (“R-HVAC”):
Gross goodwill	232.0	—	—	—	232.0	(232.0)	—	—	—
Impairment losses	(189.0)	—	—	—	(189.0)	189.0	—	—	—

Net R-HVAC goodwill	43.0	—	—	—	43.0	(43.0)	—	—	—

Commercial HVAC Products (“C-HVAC”):
Gross goodwill	75.4	—	—	(0.1)	75.3	(75.3)	—	—	—
Impairment losses	—	—	—	—	—	—	—	—	—

Net C-HVAC goodwill	75.4	—	—	(0.1)	75.3	(75.3)	—	—	—

Consolidated goodwill:
Gross goodwill	1,520.8	—	1.3	0.7	1,522.8	(1,368.0)	154.8	137.3	292.1
Impairment losses	(710.0)	(284.0)	—	—	(994.0)	994.0	—	—	—

Net consolidated goodwill	$810.8	$(284.0)	$1.3	$0.7	$528.8	$(374.0)	$154.8	$137.3	$292.1

(1)	Purchase accounting adjustments for TECH goodwill during 2010 relate to the acquisitions of Ergotron, Inc. and Skycam, LLC. Purchase accounting adjustments for TECH goodwill during the 2009 Predecessor Period relate to contingent earnouts related to acquisitions within this segment of approximately $1.3 million. See Note 5, “Acquisitions”.

(2)	Refer to Note 3,“Fresh-Start Accounting (Restated)”, for further information surrounding fresh-start accounting adjustments.

As discussed in Note 3, “Fresh-Start Accounting (Restated)”, the Company adopted fresh-start accounting upon emergence from bankruptcy, which resulted in a new determination of goodwill in accordance with ASC 852. As indicated in the table above, the new determination of goodwill under ASC 852 resulted in a reduction to Predecessor goodwill of approximately $374.0 million, which the Company allocated to the reporting units based on the estimated fair value of each of the reporting units and related net assets and liabilities, including the fair value adjustments under ASC 852 discussed previously, of each reporting unit as of the Effective Date. Based on this analysis, the Company determined that the remaining goodwill as of the Effective Date of approximately $154.8 million would be allocated to the RVP segment.

Prior to the adoption of fresh-start accounting, the Predecessor classified as goodwill the cost in excess of fair value of the net assets (including tax attributes) of companies acquired in purchase transactions (see Note 5, “Acquisitions”), net of any subsequent impairment losses. Predecessor purchase accounting adjustments relate principally to contingent earnouts related to acquisitions that were paid in 2009.

The Company accounts for acquired goodwill and intangible assets in accordance with ASC 805 and ASC Topic 350, “Goodwill and Other” (“ASC 350”), which involves judgment with respect to the determination of the purchase price and the valuation of the acquired assets and liabilities in order to determine the final amount of goodwill recorded in a purchase.

Under ASC 350, goodwill and intangible assets determined to have indefinite useful lives are not amortized. Instead, these assets are evaluated for impairment on an annual basis, or more frequently when an event occurs or circumstances change between annual tests that would more likely than not reduce the fair value of the reporting unit below its carrying value, including, among others, a significant adverse change in the business climate. The Company has set the annual evaluation date as of the first day of its fiscal fourth quarter. The reporting units evaluated for goodwill impairment by the Company have been determined to be the same as the Company’s operating segments in accordance with the criteria in ASC 350 for determining reporting units and include RVP, TECH, R-HVAC and C-HVAC.

During the first six months of 2009, the Company’s businesses continued to experience a difficult market environment due primarily to weak residential new construction, remodeling and residential air conditioning markets. Based on these macro-economic assumptions, the Company believed that EBITDA would continue to decline in 2009 and then begin to rebound in 2010 with continued growth through 2014. The Company’s prior long-term forecasts had expected the rebound in EBITDA to begin to occur in the second half of 2009. As a result, the Company significantly lowered its cash flow forecasts for 2009 and 2010 for all of the reporting units and for 2011 through 2014 for the TECH, R-HVAC and C-HVAC reporting units. As a result, the Company concluded in the second quarter of 2009 that indicators of potential goodwill impairment were present and therefore the Company needed to perform an interim test of goodwill impairment in accordance with ASC 350.

In accordance with ASC 350, the Company prepared an interim Step 1 Test as of July 4, 2009 and an annual Step 1 Test as of October 4, 2009 that compared the estimated fair value of each reporting unit to its carrying value. The Company utilized a combination of a discounted cash flow (“DCF”) approach and an EBITDA multiple approach in order to value the Company’s reporting units required to be tested for impairment.

The DCF approach required that the Company forecast future cash flows of the reporting units and discount the cash flow stream based upon a weighted average cost of capital (“WACC”) that was derived, in part, from comparable companies within similar industries. The DCF calculations also included a terminal value calculation that was based upon an expected long-term growth rate for the applicable reporting unit. The Company believes that its procedures for estimating DCF, including the terminal valuation, were reasonable and consistent with market conditions at the time of estimation.

The EBITDA multiple approach required that the Company estimate certain valuation multiples of EBITDA derived from comparable companies, and apply those derived EBITDA multiples to the applicable reporting unit’s estimated EBITDA for selected EBITDA measurement periods.

The annual Step 1 valuations as of October 4, 2009 were determined using a weighted average of 50% of the DCF approach and 50% for the EBITDA multiple approach, which the Company determined to be the most representative allocation for the measurement of the long-term fair value of the reporting units. In 2008, and for the interim Step 1 Test as of July 4, 2009, the Company used a weighted average of 70% of the DCF approach and 30% of the EBITDA multiple approach. The adjustment to the allocation percentages used for the annual impairment test reflects the Company’s belief that there is still significant risk in the overall worldwide economy that could impact the future projections used in the DCF approach and therefore increasing the allocation to the EBITDA multiple approach provides better balance to the shorter-term valuation conclusions under the EBITDA multiple approach and the longer-term valuation conclusions under the DCF approach.

The results of the Step 1 Tests performed as of July 4, 2009 indicated that the carrying value of the TECH reporting unit exceeded the estimated fair value determined by the Company and, as such, a “Step 2 Test” was required for this reporting unit. The estimated fair values of the RVP, R-HVAC and C-HVAC reporting units exceeded the carrying values so no further interim impairment analysis was required for these reporting units as of July 4, 2009. The results of the Step 1 Tests performed as of October 4, 2009 for the Company’s annual impairment test indicated that the estimated fair values of the reporting units exceeded the carrying values so no further impairment analysis was required.

The Company believes that its assumptions used to determine the estimated fair values for its reporting units as of July 4, 2009 and October 4, 2009 were reasonable.

Based on the Company’s estimates at October 4, 2009, the impact of reducing the Company’s fair value estimates for RVP, TECH and R-HVAC by 10% would have no impact on the Company’s goodwill assessment for these reporting units. For C-HVAC, the impact of reducing the Company’s fair value estimates as of October 4, 2009 by 10% would have reduced the estimated fair value to an amount below the carrying value for this reporting unit and therefore would have required the Company to perform additional impairment analysis for this reporting unit. As a result of the application of fresh-start accounting, TECH, R-HVAC and C-HVAC had no goodwill as of December 31, 2009.

The preliminary Step 2 Test for the TECH reporting unit for the second quarter of 2009 required the Company to measure the potential impairment loss by allocating the estimated fair value of the reporting unit, as determined in Step 1, to the reporting unit’s assets and liabilities, with the residual amount representing the implied fair value of goodwill and, to the extent the implied fair value of goodwill was less than the carrying value, an impairment loss was recognized. As such, the Step 2 Test for the TECH reporting unit under ASC 350 required the Company to perform a theoretical purchase price allocation for TECH to determine the implied fair value of goodwill as of the evaluation date. Due to the complexity of the analysis required to complete the Step 2 Tests, and the timing of the Company’s determination of the goodwill impairment, the Company had not finalized its Step 2 Tests at the end of the second and third quarters of 2009. In accordance with the guidance in ASC 350, the Company completed a preliminary assessment of the expected impact of the Step 2 Tests using reasonable estimates for the theoretical purchase price allocation and recorded a preliminary goodwill impairment charge in the second quarter of 2009 of approximately $250.0 million for the TECH reporting unit.

During the fourth quarter of 2009, the Company completed its Step 2 Testing under ASC 350 for the TECH reporting unit by performing the following procedures, among others:

•	Finalized the detailed appraisals used to determine the estimated fair value of intangible assets, real estate and machinery and equipment in accordance with methodologies for valuing assets under ASC 805.

•	Finalized the analysis to determine the estimated fair value adjustment required for inventory.

•	Finalized the deferred tax analysis, which included determining the deferred tax consequences of the theoretical purchase price adjustments required by the Step 2 Test.

The Company believes that the procedures performed and estimates used in the theoretical purchase price allocation for the TECH reporting unit required for Step 2 Testing under ASC 350 were reasonable and in accordance with the guidelines for acquisition accounting included in ASC 805 to determine the theoretical fair value of the assets and liabilities of the TECH reporting unit used in the Step 2 Testing.

As a result of the completion of the Step 2 Testing, the Company recorded a final goodwill impairment charge for the TECH reporting unit as of July 4, 2009 of approximately $284.0 million. This represented an increase in the goodwill impairment charge of approximately $34.0 million, which was recorded in the Predecessor period from October 4, 2009 to December 19, 2009. The primary reasons for the change from the preliminary goodwill impairment charge recorded in the second quarter of 2009 were changes in the theoretical valuation of intangible assets from the initial estimate used, net of the related deferred tax impact.

The Company performed its annual test of goodwill impairment as of the first day of the fourth quarter of 2010, or October 3, 2010, utilizing the same approaches as described previously for the RVP and TECH reporting units, as these were the only reporting units with goodwill. The Company believes that its procedures performed and estimates used to determine the fair value of the reporting units as of October 3, 2010 were reasonable and consistent with market conditions at the time of estimation. The results of the Step 1 Tests performed as of October 3, 2010 indicated that the fair value of the RVP and TECH reporting units exceeded its carrying value and, as such, no additional goodwill impairment analysis was required for the RVP and TECH reporting units.

Although the Company believes that the forecast and valuation assumptions used are reasonable, the worldwide economic situation remains highly volatile and if the downturn persists or the recovery is slower than anticipated, the Company may be required to take additional goodwill impairment charges in the future. Accordingly, there can be no assurance that the Company’s future forecasted operating results will be achieved or that future goodwill impairment charges will not need to be recorded, even after the significant reduction in goodwill that resulted from the adoption of fresh-start accounting subsequent to the Effective Date.

In accordance with ASC Topic 360, “Property, Plant and Equipment” (“ASC 360”), the Company evaluates the realizability of long-lived assets, which primarily consists of property and equipment and definite lived intangible assets (the “ASC 360 Long-Lived Assets”), when events or business conditions warrant it as well as whenever an interim goodwill impairment test is required under ASC 350, based on expectations of non-discounted future cash flows for each subsidiary. ASC 350 requires that the ASC 360 impairment test be completed and any ASC 360 impairment be recorded prior to the goodwill impairment test. As a result of the Company’s conclusion that an interim goodwill impairment test was required during the second quarter of 2009, the Company performed an interim test for the impairment of long-lived assets under ASC 360 in the second quarter of 2009 and determined that there were no impairment indicators under ASC 360. The Company also completed an ASC 360 evaluation as of December 19, 2009, prior to the Company’s emergence from bankruptcy and the adoption of fresh-start accounting. As a result, the Company recorded an approximate $1.2 million intangible asset impairment for a foreign subsidiary in the TECH segment in selling, general and administrative expense, net in the accompanying statement of operations. The Company determined that there were no other significant impairments under ASC 360.

There were no impairment charges recorded for the year ended December 31, 2010.

The evaluation of the impairment of long-lived assets, other than goodwill, was based on expectations of non-discounted future cash flows compared to the carrying value of the long-lived asset groups in accordance with ASC 360. If the sum of the expected non-discounted future cash flows was less than the carrying amount of the ASC 360 Long-Lived Assets, the Company would recognize an impairment loss. The Company’s cash flow estimates were based upon historical cash flows, as well as future projected cash flows received from subsidiary management in connection with the annual Company-wide planning process and interim forecasting, and, if appropriate, included a terminal valuation for the applicable subsidiary based upon an EBITDA multiple. The Company estimated the EBITDA multiple by reviewing comparable company information and other industry data. The Company believes that its procedures for estimating gross future cash flows, including the terminal valuation, are reasonable and consistent with current market conditions for each of the dates when impairment testing was performed.

In connection with the adoption of fresh-start accounting, intangible assets were recorded at their estimated fair value, which was based, in part, on third party valuations, as of December 19, 2009. Intangible assets consist principally of trademarks, developed technology (unpatented and patented), customer relationships, and other (which includes, among others, non-compete and supplier agreements and backlog). The value assigned to the Company’s trademarks and developed technology was based on the relief from royalty method using estimated royalty rates that a willing buyer would pay for the use of the trademark or identified technology. The fair value was calculated by discounting future cash flows or royalties at the required rate of return to present value as of December 19, 2009. The value assigned to the Company’s customer relationships was based on the multi-period excess earnings method which estimated the fair value of the asset by discounting future projected earnings of the asset to present value as of December 19, 2009. Key assumptions used in these valuation methods include: management’s projections of revenues, expenses and cash flows for future years; an estimated weighted average cost of capital, depending on the reporting unit and nature of the asset, ranging from 12.3% to 17.2%; an internal rate of return, depending on the reporting unit and nature of the asset, ranging from 12.7% to 16.6%, an assumed discount rate, depending on the reporting unit and nature of the asset, ranging from 13.8% to 18.5%, and a tax rate, depending on the reporting unit, ranging from approximately 37.0% to 39.0%. Accordingly, the fair values are based on estimates which are inherently subject to significant uncertainties and actual results could vary significantly from these estimates.

The table that follows presents the Company’s major components of intangible assets as of December 31, 2010 and 2009:

				Weighted
	Gross			Average
	Carrying	Accumulated	Net Intangible	Remaining
	Amount	Amortization	Assets	Useful Lives
		(Amounts in millions except for useful lives)

December 31, 2010
Trademarks	$158.4	$(7.8)	$150.6	20.3
Developed Technology	67.9	(4.5)	63.4	12.3
Customer relationships	483.9	(20.6)	463.3	17.4
Others	23.0	(5.3)	17.7	6.7

	$733.2	$(38.2)	$695.0	17.3

December 31, 2009:
Trademarks	$139.8	$(0.5)	$139.3	21.0
Developed Technology	49.0	(0.2)	48.8	13.0
Customer relationships	339.6	(0.8)	338.8	18.0
Others	9.7	—	9.7	3.0

	$538.1	$(1.5)	$536.6	18.0

Developed technology, trademarks and customer relationships are amortized on a straight-line basis. Amortization of intangible assets charged to operations amounted to approximately $37.0 million, $1.5 million, $22.2 million and $28.2 million for the year ended December 31, 2010, the 2009 Successor Period, the 2009 Predecessor Period and the year ended December 31, 2008, respectively. See Note 5, “Acquisitions”, for disclosure of intangible assets acquired in 2010 of approximately $193.7 million related to the acquisition of Ergotron, Inc.

As of December 31, 2010, the estimated future intangible asset amortization expense aggregates approximately $695.0 million as follows:

Year Ended	Annual Amortization
December 31,	Expense
(Amounts in millions)
(Unaudited)

2011	$44.5
2012	44.5
2013	44.4
2014	44.1
2015	43.7
2016 and thereafter	473.8

Pensions and Post Retirement Health Benefits

The Company accounts for pensions and post retirement health benefits in accordance with ASC Topic 715, “Compensation — Retirement Benefits,” (“ASC 715”). The accounting for pensions requires the estimation of such items as the long-term average return on plan assets, the discount rate, the rate of compensation increase and the assumed medical cost inflation rate. Such estimates require a significant amount of judgment. See Note 10, “Pension, Profit Sharing and Other Post-Retirement Benefits”, for a discussion of these judgments.

Insurance Liabilities

The Company records insurance liabilities and related expenses for health, workers compensation, product and general liability losses, and other insurance reserves and expenses in accordance with either the contractual terms of its policies or, if self-insured, the total liabilities that are estimable and probable as of the reporting date. Insurance liabilities are recorded as current liabilities to the extent they are expected to be paid in the succeeding year with the remaining requirements classified as long-term liabilities. The accounting for self-insured plans requires that significant judgments and estimates be made both with respect to the future liabilities to be paid for known claims and incurred but not reported claims as of the reporting date. The Company considers historical trends when determining the appropriate insurance reserves to record in the consolidated balance sheet for a substantial portion of its workers compensation and general and product liability losses. In certain cases where partial insurance coverage exists, the Company must estimate the portion of the liability that will be covered by existing insurance policies to arrive at the net expected liability to the Company. Receivables for insurance recoveries for product liability claims are recorded as assets, on an undiscounted basis, in the accompanying consolidated balance sheet. These recoveries are estimated based on the contractual arrangements with vendors and other third parties and historical trends. Prior to 2010, these amounts, which we have determined to be immaterial to the accompanying consolidated balance sheet, were recorded as a reduction of the estimated liabilities.

Income Taxes

The Company accounts for income taxes using the liability method in accordance with ASC 740, “Income Taxes” (“ASC 740”), which requires that the deferred tax consequences of temporary differences between the amounts recorded in the Company’s consolidated financial statements and the amounts included in the Company’s federal and state income tax returns be recognized in the balance sheet. As the Company generally does not file its income tax returns until well after the closing process for the December 31 financial statements is complete, the amounts recorded at December 31 reflect estimates of what the final amounts will be when the actual income tax returns are filed for that fiscal year. In addition, estimates are often required with respect to, among other things, the appropriate state income tax rates to use in the various states that Nortek and its subsidiaries are required to file, the potential utilization of operating and capital loss carry-forwards and valuation allowances required, if any, for tax assets that may not be realizable in the future. ASC 740 requires balance sheet classification of current and long-term deferred income tax assets and liabilities based upon the classification of the underlying asset or liability that gives rise to a temporary difference (see Note 7, “Income Taxes”).

Share-Based Compensation Expense

The Company measures share-based compensation expense at fair value in accordance with ASC 718, “Compensation — Stock Compensation” (“ASC 718”), and recognizes such expense over the vesting period of the stock-based employee awards. For the year ended December 31, 2010, the 2009 Predecessor Period and the year ended December 31, 2008, the Company recognized share-based compensation expense of approximately $2.8 million, $0.1 million and $0.1 million, respectively. There was a de minimis amount of share-based employee compensation expense recorded for the 2009 Successor Period. See Note 9, “Share-Based Compensation”, for further information regarding the Successor’s and the Predecessor’s share-based compensation programs.

Commitments and Contingencies

The Company provides accruals for all direct costs, including legal costs, associated with the estimated resolution of contingencies at the earliest date at which it is deemed probable that a liability has been incurred and the amount of such liability can be reasonably estimated. Costs accrued are estimated based upon an analysis of potential results, assuming a combination of litigation and settlement strategies and outcomes. Legal costs for other than probable contingencies are expensed when services are performed. See Note 11, “Commitments and Contingencies”, for further information regarding the Company’s commitments and contingencies.

Research and Development

The Company’s research and development activities are principally new product development and represent approximately 2.9%, 3.5%, 2.9% and 2.5% of the Company’s consolidated net sales for the year ended December 31, 2010, the 2009 Successor Period, the 2009 Predecessor Period and the year ended December 31, 2008, respectively, and are recorded in selling, general and administrative expense, net.

Comprehensive Income (Loss)

Comprehensive income (loss) includes net earnings (loss), unrealized gains and losses from foreign currency translation, and pension liability adjustments, net of tax attributes. The components of the Company’s comprehensive income (loss) and the effect on earnings for the periods presented are detailed in the accompanying consolidated statement of stockholders’ investment.

The balances of each classification, net of tax attributes, within accumulated other comprehensive income (loss) as of the periods presented are as follows:

			Total
			Accumulated
	Foreign	Post-Retirement	Other
	Currency	Liability	Comprehensive
	Translation	Adjustment, net	Income (Loss)
	(Amounts in millions)

Predecessor
Balance, December 31, 2007	$28.3	$9.4	$37.7
Change during the period	(25.7)	(36.4)	(62.1)

Balance, December 31, 2008	2.6	(27.0)	(24.4)
Change during the period	8.0	4.8	12.8

Balance, December 19, 2009	10.6	(22.2)	(11.6)
Fresh-start accounting adjustments	(10.6)	22.2	11.6

Balance, December 20, 2009	—	—	—
Successor
Change during the period	0.7	0.8	1.5

Balance, December 31, 2009	0.7	0.8	1.5
Change during the period	1.6	(2.3)	(0.7)

Balance, December 31, 2010	$2.3	$(1.5)	$0.8

Foreign Currency Translation

The financial statements of subsidiaries outside the United States are measured using the foreign subsidiaries’ local currency as the functional currency. The Company translates the assets and liabilities of its foreign subsidiaries at the exchange rates in effect at year-end. Net sales, costs and expenses are translated using average exchange rates in effect during the year. Gains and losses from foreign currency translation are credited or charged to accumulated other comprehensive income (loss) included in stockholders’ investment in the accompanying consolidated balance sheet. Transaction gains and losses are recorded in selling, general and administrative expense, net.

Earnings Per Share

The Company calculates basic and diluted earnings (loss) per share (“EPS”) in accordance with ASC 260, “Earnings Per Share” (“ASC 260”). Basic earnings (loss) per share amounts are computed using the weighted average number of common shares outstanding during the period. Diluted earnings (loss) per share amounts are computed using the weighted average number of common shares outstanding and dilutive potential common shares outstanding during each period.

The reconciliation between basic and diluted earnings (loss) per share for the periods presented is as follows:

	Successor		Predecessor

			Jan. 1, 2009 -
	Jan. 1, 2010 -	Dec. 20, 2009 -	Dec. 19, 2009	Jan. 1, 2008 -
	Dec. 31, 2010	Dec. 31, 2009	(Restated)	Dec. 31, 2008
	(Dollar amounts in millions, except shares and per share data)
Net (loss) earnings	$(13.4)	$(3.4)	$195.3	$(780.7)

Weighted average common shares outstanding	15,000,000	15,000,000	3,000	3,000
Dilutive effect of stock options	—	—	—	—

Dilutive shares outstanding	15,000,000	15,000,000	3,000	3,000

Basic (loss) earnings per share	$(0.89)	$(0.23)	$65,100.00	$(260,233.33)

Diluted (loss) earnings per share	$(0.89)	$(0.23)	$65,100.00	$(260,233.33)

The effect of certain potential common share equivalents, including warrants, unvested restricted stock and stock options were excluded from the computation of diluted shares outstanding for the year ended December 31, 2010 and the 2009 Successor Period, as inclusion would have been anti-dilutive. A summary of these common share equivalents excluded from the year ended December 31, 2010 and the 2009 Successor Period is as follows:

	Successor
	Jan. 1, 2010 -	Dec. 20, 2009 -
	Dec. 31, 2010	Dec. 31, 2009

Warrants	789,474	789,474
Restricted stock	700,981	710,731
Stock options	780,981	710,731

Total	2,271,436	2,210,936

There were no potential common share equivalents outstanding during the Predecessor periods presented.

Earnings (loss) per share for the year ended December 31, 2010 and the 2009 Successor Period is not comparable to the 2009 Predecessor Period or the year ended December 31, 2008, as all Predecessor common stock was extinguished as part of the Company’s reorganization. See Note 2, “Reorganization Under Chapter 11 and Current Capital Structure”, and Note 3, “Fresh-Start Accounting (Restated)”.

Related Party Transactions

The Predecessor had a management agreement with an affiliate of Thomas H. Lee Partners, L.P. (“THL”) providing for certain financial and strategic advisory and consultancy services. The Predecessor expensed approximately $1.0 million and $2.0 million during the 2009 Predecessor Period and the year ended December 31, 2008, respectively, related to this management agreement. In connection with the Reorganization, the management agreement was terminated as of the Effective Date.

During the fourth quarter of 2008, certain executive officers of the Company invested with THL in the purchase of certain senior unsecured loans with accreted value of approximately $83.0 million issued by the Company’s former parent, NTK Holdings, Inc. As a result of the Reorganization, these executive officers received 6,606 shares of common stock and warrants exercisable for the purchase of 17,384 shares of common stock based upon their indirect pro rata ownership of such senior unsecured loans issued by NTK Holdings, Inc.

New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 which establishes additional disclosure requirements for fair value measurements. According to the guidance, the fair value hierarchy disclosures are to be further disaggregated by class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. In addition, significant transfers between Levels 1 and 2 of the fair value hierarchy will be required to be disclosed. These additional requirements became effective January 1, 2010 for quarterly and annual reporting. These amendments did not have an impact on the Company’s results of operations or financial condition as this guidance relates only to additional disclosures (see “Fair Value”). In addition, the guidance requires more detailed disclosures of the changes in Level 3 instruments. These changes will be effective January 1, 2011 and are not expected to have a material impact on the Company’s consolidated financial statements.

In October 2009, the FASB issued ASU No. 2009-13 which amends revenue recognition guidance for arrangements with multiple deliverables. The new guidance eliminates the residual method of revenue recognition and allows the use of management’s best estimate of selling price for individual elements of an arrangement when vendor-specific objective evidence, vendor objective evidence or third-party evidence is unavailable. This guidance is effective for transactions entered into after January 1, 2011. The Company will adopt this guidance on January 1, 2011 and does not expect it to have a material impact on the Company’s consolidated financial statements.

In October 2009, the FASB issued ASU No. 2009-14 which amends the scope of existing software revenue recognition accounting. Tangible products containing software components and non-software components that function together to deliver the product’s essential functionality would be scoped out of the accounting guidance on software and accounted for based on other appropriate revenue recognition guidance. This guidance must be adopted in the same period that a company adopts ASU No. 2009-13 described in the preceding paragraph. Therefore, the Company will adopt this guidance on January 1, 2011 and does not expect it to have a material impact on the Company’s consolidated financial statements.

NOTE B —	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of Ergotron, Inc. and its majority owned subsidiaries. Significant intercompany balances and transactions have been eliminated in consolidation. Transactions in foreign currencies are translated into United States dollars at the exchange rates at the dates of transactions. Assets and liabilities denominated in foreign currencies are translated into United States dollars at the exchange rate at the balance sheet date. Revenue and expenses are translated at the average foreign exchange rate in effect for the period.

Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of accounts receivable.

Cash and Cash Equivalents

The Company considers all highly liquid temporary investments with an original maturity date of three months or less when purchased to be a cash equivalent. Cash and cash equivalents are stated at cost, which approximates market. The Company maintains cash balances in bank deposit accounts that may exceed the limits of, or not be covered by, federal depository insurance. The Company has not experienced any losses in such accounts. Management does not believe the Company is exposed to any significant credit risk related to cash balances. Checks written in excess of bank balances are included in accounts payable. At December 31, 2009, $2,990,061 was held in foreign banks in China, Japan, Canada, France, Germany, the United Kingdom and The Netherlands.

Comprehensive Income (Loss)

Comprehensive income (loss) represents net income adjusted for foreign currency translation adjustments and unrealized gain or loss on derivative instruments which is shown in the consolidated statements of changes in stockholders’ equity.

Accounts Receivable

The Company’s accounts receivable are due from customers in a variety of industries. The Company grants credit to customers in the normal course of business, but generally does not require collateral to support the amounts due. Accounts receivable are stated at amounts due from customers net of allowances for doubtful accounts, returns and sales price adjustments. Accounts outstanding longer than the contractual payment terms are considered past due.

The Company determines its allowance for doubtful accounts by considering a number of factors, including the length of time accounts receivable are past due, the Company’s previous loss history, the customer’s current ability to pay its obligation to the Company and the condition of the general economy and the industry as a whole. The Company writes off accounts receivable when they become uncollectible. The Company’s uncollectible accounts experience has been within management expectations.

Management estimates the allowances for returns and sales price adjustments at the time of sale based on contractual arrangements and historical experience and makes subsequent adjustments to its estimates as actual returns and price adjustments become known or the amounts are determinable.

Inventories

Inventories are stated at the lower of cost or market with cost determined on the first-in, first-out cost method (FIFO) or the average cost method which approximates FIFO.

Impairment of Long-Lived Assets

The Company policy is that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. There were no events in 2009 indicating an impairment analysis was required to be performed and, accordingly, there were no impairment charges during the year ended December 31, 2009.

Property, Plant and Equipment

The components of property, plant and equipment are carried at cost. For financial reporting purposes, the Company provides for depreciation using the straight-line method over the estimated useful lives of the assets. The estimated useful lives for leasehold improvements are the shorter of the estimated useful life or the related lease term. For tax purposes, the Company employs the most advantageous asset lives and methods of depreciation allowable in the tax jurisdictions that apply to individual assets. In general, depreciation amounts for tax purposes differ from the amounts for financial reporting purposes. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized. The cost of maintenance and repairs is expensed as incurred while significant renewals and betterments are capitalized.

Goodwill

The Company tests recoverability of goodwill annually, or more frequently if impairment indicators arise. The Company has elected to perform its annual tests of goodwill impairment as of December 31 of each year. The Company uses a two-phase process for impairment testing of goodwill. The first phase screens for impairment, while the second phase (if necessary) measures the impairment. Based on the first phase test, the Company’s fair value exceeds the carrying value, resulting in no goodwill impairment as of December 31, 2009.

Patents

Patents are reported net of accumulated amortization of $2,627,918 as of December 31, 2009. Patents are amortized using the straight-line method over their estimated useful lives of seven years. Patent amortization expense charged to operations was $445,665 in 2009. The weighted-average remaining life of patents is approximately two years. Patent amortization expense for each of the years ending December 31, 2010 through 2011 is expected to be $445,665.

Income Taxes

Income tax amounts in the consolidated financial statements are provided to reflect the tax effects of transactions reported in the consolidated financial statements and consist of both currently payable and deferred income taxes. Deferred income taxes arise from temporary differences between the financial and tax bases of certain assets and liabilities. Temporary differences that result in deferred income taxes include allowance for doubtful accounts, inventory valuation, deferred compensation, stock-based compensation, reserve for warranty costs, accrued legal expenses and depreciation.

Effective January 1, 2009, the Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more likely than not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority. The Company recognized $1,000,000 of tax benefits for uncertain tax positions on January 1, 2009, as an adjustment to retained earnings. The December 31, 2009 liability for unrecognized tax benefits, not including accrued interest and penalties remained unchanged.

The total amount of interest and penalties recognized during 2009 in the Company’s consolidated statements of operations was $0. The total amount of interest and penalties recognized at December 31, 2009 in the Company’s consolidated balance sheets was $257,000. The Company recognizes interest and penalties related to unrecognized tax benefits in the provision for income taxes.

The amount of unrecognized tax benefits is not expected to significantly increase or decrease during the twelve months beginning January 1, 2010.

The Company files income tax returns in the United States federal jurisdiction and in various states and foreign jurisdictions. In most cases, the Company is no longer subject to United States federal, state, and local, or non-United States income tax examination by tax authorities for years before 2006.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, title and risk of loss passes to the customer, generally upon shipment of goods, the price is fixed and collectibility is reasonably assured.

Shipping and handling charges billed to customers are included in sales. Shipping and handling costs incurred by the Company for the delivery of goods to customers are included in cost of goods sold. Sales and value added taxes are presented on a net basis and excluded from sales.

Warranty

The Company estimates warranty cost at the time of sale based on historical rates and trends and makes subsequent adjustments to its estimates as actual claims become known or the amounts are determinable. The Company had accrued warranties, included in accrued expenses, of $1,400,000 at December 31, 2009.

Product Development and Advertising

Product development and advertising costs are expensed as incurred. Product development costs were $4,847,445 in 2009. Advertising costs were $1,769,769 in 2009.

Stock-Based Compensation

The Company recognizes compensation expense for all share-based payment awards made to employees and non-employees in the consolidated statement of operations based on the fair value at the date of grant. Stock-based compensation expense is recognized on a straight-line basis over the vesting period for all awards, net of an estimated forfeiture rate, resulting in the recognition of compensation expense for only those shares expected to vest. Compensation expense is recognized for all awards over the vesting period to the extent the employees or non-employees meet the requisite service requirements, whether or not the award is ultimately exercised. Conversely when an employee or non-employee does not meet the requisite service requirements and forfeits the award prior to vesting, any compensation expense previously recognized for the award is reversed.

Derivative Instruments and Hedging Activities

The Company accounts for all derivatives, including those embedded in other contracts, to be recognized as either assets or liabilities and that those financial instruments be measured at fair value. The accounting for changes in the fair value of derivatives depends on their intended use and designation. The Company has interest rate swap agreements in conjunction with its credit agreement (Note F). The aggregate fair value liability of $144,000 is included in current maturities of other long term liabilities as of December 31, 2009.

Fair Value Measurements

The Company defines fair value as the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. There are three levels of inputs that are used by the Company to measure fair value:

•	Level 1 — quoted prices in active markets for identical assets and liabilities

•	Level 2 — observable inputs other than quoted prices in active markets for identical assets and liabilities

•	Level 3 — unobservable inputs in which there is little or no market data available, which require the reporting entity to develop its own assumptions

The fair value of the Company’s interest rate swap agreements were determined based on Level 2 inputs.

Estimates

Preparing consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding the reported amounts of assets and liabilities at the date of the consolidated financial statements, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of sales and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

The Company adopted requirements within ASC 855, Subsequent Events, which introduces new terminology, defines a date through which management must evaluate subsequent events, and lists the circumstances under which an entity must recognize and disclose events or transactions occurring after the balance sheet date.

The Company evaluated its 2009 consolidated financial statements for subsequent events through December 7, 2011 the date the financial statements were available to be issued. The Company is not aware of any subsequent events which would require recognition or disclosure in the consolidated financial statements, except for the acquisition of the Company by Nortek on December 17, 2010.

Other New Accounting Pronouncements

Other new accounting pronouncements that became effective during the period from January 1, 2010 to the acquisition date of December 17, 2010 were either not applicable to the Company or were not expected to have a material impact on the Company’s financial condition or results of operations. Subsequent to December 17, 2010, the Company became a wholly owned subsidiary of Nortek and is included in Nortek’s consolidated financial statements.

NOTE B —	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of Ergotron, Inc. and its majority owned subsidiaries. Significant intercompany balances and transactions have been eliminated in consolidation. Transactions in foreign currencies are translated into United States dollars at the exchange rates at the dates of transactions. Assets and liabilities denominated in foreign currencies are translated into United States dollars at the exchange rate at the balance sheet date.

Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of accounts receivable.

Cash and Cash Equivalents

The Company considers all highly liquid temporary investments with an original maturity date of three months or less when purchased to be a cash equivalent. Cash and cash equivalents are stated at cost, which approximates market. The Company maintains cash balances in bank deposit accounts that may exceed the limits of, or not be covered by, federal depository insurance. The Company has not experienced any losses in such accounts. Management does not believe the Company is exposed to any significant credit risk related to cash balances. Checks written in excess of bank balances are included in accounts payable. At December 31, 2008, $1,853,811 was held in foreign banks in China, Japan, Canada, France, Germany, the United Kingdom and The Netherlands.

Comprehensive Income (Loss)

Comprehensive income (loss) represents net income adjusted for foreign currency translation adjustments and unrealized gain or loss on derivative instruments which is shown in the consolidated statements of changes in stockholders’ equity.

Accounts Receivable

The Company’s accounts receivable are due from customers in a variety of industries. The Company grants credit to customers in the normal course of business, but generally does not require collateral to support the amounts due. Accounts receivable are stated at amounts due from customers net of allowances for doubtful accounts, returns and sales price adjustments. Accounts outstanding longer than the contractual payment terms are considered past due.

The Company determines its allowance for doubtful accounts by considering a number of factors, including the length of time accounts receivable are past due, the Company’s previous loss history, the customer’s current ability to pay its obligation to the Company and the condition of the general economy and the industry as a whole. The Company writes off accounts receivable when they become uncollectible. The Company’s uncollectible accounts experience has been within management expectations.

Management estimates the allowances for returns and sales price adjustments at the time of sale based on contractual arrangements and historical experience and makes subsequent adjustments to its estimates as actual returns and price adjustments become known or the amounts are determinable.

Inventories

Inventories are stated at the lower of cost or market with cost determined on the first-in, first-out cost method (FIFO) or the average cost method which approximates FIFO.

Impairment of Long-Lived Assets

The Company policy is that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. There were no events in 2008 or 2007 indicating an impairment analysis was required to be performed and, accordingly, there were no impairment charges during the years ended December 31, 2008 and 2007.

Property, Plant and Equipment

The components of property, plant and equipment are carried at cost. For financial reporting purposes, the Company provides for depreciation using the straight-line method over the estimated useful lives of the assets. The estimated useful lives for leasehold improvements are the shorter of the estimated useful life or the related lease term. For tax purposes, the Company employs the most advantageous asset lives and methods of depreciation allowable in the tax jurisdictions that apply to individual assets. In general, depreciation amounts for tax purposes differ from the amounts for financial reporting purposes. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized. The cost of maintenance and repairs is expensed as incurred while significant renewals and betterments are capitalized.

Investment in Unconsolidated Affiliate

During 2005, the Company invested in a joint venture resulting in a 25% ownership interest. The Company acquired a controlling interest in the joint venture in July 2007. Prior to acquiring the controlling interest, the Company accounted for its investment in the joint venture in accordance with the equity method. Accordingly, the Company recognized income of $125,767 in 2007 for the Company’s share of joint venture operating results.

Goodwill

The Company tests recoverability of goodwill annually, or more frequently if impairment indicators arise. The Company has elected to perform its annual tests of goodwill impairment as of December 31 of each year. The Company uses a two-phase process for impairment testing of goodwill. The first phase screens for impairment, while the second phase (if necessary) measures the impairment. Based on the first phase test, the Company’s fair value exceeds the carrying value, resulting in no goodwill impairment as of December 31, 2008 and 2007.

Patents

Patents are reported net of accumulated amortization of $2,182,253 as of December 31, 2008. Patents are amortized using the straight-line method over their estimated useful lives of seven years. Patent amortization expense charged to operations was $445,665 in 2008 and 2007. The weighted-average remaining life of patents is approximately three years. Patent amortization expense for each of the years ending December 31, 2009 through 2011 is expected to be $445,665.

Income Taxes

Income tax amounts in the consolidated financial statements are provided to reflect the tax effects of transactions reported in the consolidated financial statements and consist of both currently payable and deferred income taxes. Deferred income taxes arise from temporary differences between the financial and tax bases of certain assets and liabilities. Temporary differences that result in deferred income taxes include allowance for doubtful accounts, inventory valuation, deferred compensation, stock-based compensation, reserve for warranty costs, accrued legal expenses and depreciation.

In December 2008, the Financial Accounting Standards Board issued FASB Staff Position (FSP) FIN 48-3, “Effective Date of FASB Interpretation No. 48 for Certain Nonpublic Enterprises.” FSP FIN 48-3 permits an entity within its scope to defer the effective date of FASB Interpretation 48 (Interpretation 48), Accounting for Uncertainty in Income Taxes, to its annual financial statements for fiscal years beginning after December 15, 2008. The Company has elected to defer the application of Interpretation 48 for the year ending December 31, 2008. The Company evaluates its uncertain tax positions using the provisions of FASB Statement 5, Accounting for Contingencies. Accordingly, a loss contingency is recognized when it is probable that a liability has been incurred as of the date of the financial statements and the amount of the loss can be reasonably estimated. The amount recognized is subject to estimate and management judgement with respect to the likely outcome of each uncertain tax position. The amount that is ultimately sustained for an individual uncertain tax position or for all uncertain tax positions in the aggregate could differ from the amount recognized.

The Company files income tax returns in the United States federal jurisdiction and in various states and foreign jurisdictions. In most cases, the Company is no longer subject to United States federal, state, and local, or non-United States income tax examination by tax authorities for years before 2005.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, title and risk of loss passes to the customer, generally upon shipment of goods, the price is fixed and collectibility is reasonably assured.

Shipping and handling charges billed to customers are included in sales. Shipping and handling costs incurred by the Company for the delivery of goods to customers are included in cost of goods sold. Sales and value added taxes are presented on a net basis and excluded from sales.

Warranty

The Company estimates warranty cost at the time of sale based on historical rates and trends and makes subsequent adjustments to its estimates as actual claims become known or the amounts are determinable. The Company had accrued warranties, included in accrued expenses, of $575,000 at December 31, 2008.

Product Development and Advertising

Product development and advertising costs are expensed as incurred. Product development costs were $5,053,569 and $5,253,047 in 2008 and 2007, respectively. Advertising costs were $1,338,136 and $1,432,400 in 2008 and 2007, respectively.

Stock-Based Compensation

The Company recognizes compensation expense for all share-based payment awards made to employees and non-employees in the consolidated statement of operations based on the fair value at the date of grant. Stock-based compensation expense is recognized on a straight-line basis over the vesting period for all awards, net of an estimated forfeiture rate, resulting in the recognition of compensation expense for only those shares expected to vest. Compensation expense is recognized for all awards over the vesting period to the extent the employees or non-employees meet the requisite service requirements, whether or not the award is ultimately exercised. Conversely when an employee or non-employee does not meet the requisite service requirements and forfeits the award prior to vesting, any compensation expense previously recognized for the award is reversed.

Derivative Instruments and Hedging Activities

The Company accounts for all derivatives, including those embedded in other contracts, to be recognized as either assets or liabilities and that those financial instruments be measured at fair value. The accounting for changes in the fair value of derivatives depends on their intended use and designation. The Company has interest rate swap agreements in conjunction with its credit agreement (Note G). The aggregate fair value liability of $166,000 is included in other long-term liabilities as of December 31, 2008.

Fair Value Measurements

The Company defines fair value as the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. There are three levels of inputs that are used by the Company to measure fair value:

•	Level 1 — quoted prices in active markets for identical assets and liabilities

•	Level 2 — observable inputs other than quoted prices in active markets for identical assets and liabilities

•	Level 3 — unobservable inputs in which there is little or no market data available, which require the reporting entity to develop its own assumptions

The fair value of the Company’s interest rate swap agreements were determined based on Level 2 inputs.

Estimates

Preparing consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding the reported amounts of assets and liabilities at the date of the consolidated financial statements, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of sales and expenses during the reporting period. Actual results could differ from those estimates.